UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2025

HORIZON BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana	000-10792	35-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
515 Franklin Street
Michigan City, IN 46360
(Address of principal executive offices, including zip code)

(219) 879-0211
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	HBNC	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matter to a Vote of Security Holders

Annual Meeting Voting Results

On May 1, 2025, Horizon Bancorp, Inc. (the “Company”) held its Annual Meeting of Shareholders. Only holders of the Company’s common stock at the close of business on February 28, 2025 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, there were 44,012,566 shares of common stock entitled to vote. A total of 36,899,454 shares of common stock (83.84%), constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.

The Company’s shareholders voted on three proposals at the annual meeting. The proposals are described in detail in the proxy statement filed by the Company with the Securities and Exchange Commission on March 17, 2025. The final results of the votes regarding each proposal are set forth below.

Proposal 1: Election of Directors

The Company’s shareholders elected three directors to the Board of Directors to serve for three-year terms until the 2027 annual meeting of shareholders. The votes regarding this proposal were as follows:

	For	Withhold	Broker Non-Votes
Kevin W. Ahern	30,594,360	699,340	5,605,754
Eric P. Blackhurst	30,087,272	1,206,428	5,605,754
Brian W. Maass	30,698,727	594,973	5,605,754

Proposal 2: Advisory Vote to Approve Executive Compensation

The Company’s shareholders voted to approve the compensation of the Company’s named executive officers, as disclosed in the proxy statement. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
29,744,027	980,463	569,210	5,605,754

Proposal 3: Ratification of Independent Auditors

The Company's shareholders voted to approve the ratification of the appointment of FORVIS, LLP as the Company’s independent registered public accounting firm for 2025. The votes regarding this proposal were as follows:

For	Against	Abstain
36,093,703	691,137	114,614

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 2, 2025	HORIZON BANCORP, INC.

		By:	/s/ John R. Stewart, CFA
John R. Stewart, CFA
Executive Vice President & Chief Financial Officer

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